UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

lord abbett developing growth fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2018

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2018, the Fund returned 38.72%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 22.91% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 16.24% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 18.73%. During the period, there were several market-moving events. Notably, in December 2017 Congress passed the largest rewrite of the U.S. tax code in decades. The bill reduces the corporate tax rates from 35% to 21% and allows for a one-time repatriation tax of 15.5%, rather than the standard 35% rate. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. Global trade tensions escalated significantly during the period, with China threatening to impose additional tariffs of $50 billion on U.S. goods, and the European Union, Canada and Mexico all joining the fray with their own retaliatory measures. In December, the Federal Reserve (Fed) raised its target for short-term interest rates by 0.25%, to a range of 1.25% - 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at its March and June meetings to a 1.75% - 2.00% range. The U.S. economy continued to expand above 2% during each quarter of the trailing 12-month period ended July 31, 2018, with domestic GDP growth ranging between 2.8% and 4.1% from the third quarter of 2017 to the second quarter of 2018. The 4.1% growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Security selection within the information technology and consumer discretionary sectors were the top contributors to the Fund’s relative performance during the period. Within the information technology sector, shares of GrubHub, Inc., an online food-ordering platform catering to diners looking for takeout, contributed during the period. Shares of GrubHub rose as investors were optimistic about its acquisition and integration of Orderup, Foodler and Eat24. Furthermore, it announced a strategic partnership with Yum! Brands and continued to execute, grow, and differentiate itself. HubSpot, Inc., a cloud based software platform focused on marketing and sales experience, also contributed to relative performance during the period. Shares of HubSpot appreciated as the company continued to grow revenues and customers at a rapid pace, driven by its multi-product offerings.

Within the consumer discretionary sector, shares of Planet Fitness, Inc., an operator of fitness center franchises, contributed to the Fund’s performance relative to the benchmark. Shares of Planet Fitness benefited from exceptional growth throughout the period as the company experienced a consistent flow of new members.

Security selection in the energy and materials sectors detracted from the Fund’s performance relative to the benchmark. Within the energy sector, shares of Gaslog, Inc., an operator of liquid natural gas vessels, detracted. Gaslog was hindered by the slow and prolonged recovery of the liquid natural gas markets and investors’ concerns of shipping overcapacity. Shares of U.S. Silica Holdings., a provider of silica products to the oil and gas industries, also detracted as investors feared overcapacity due to a new competitor entering the frac sand industry.

Within the materials sector, the Fund’s position in PolyOne Corp., a developer of polymer materials, was a modest detractor from relative performance as short-term headwinds from increased raw material and freight costs pressured its future growth outlook.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	30.73%	9.92%	11.61%	–
Class C4	36.51%	10.41%	11.49%	–
Class F5	38.98%	11.44%	12.52%	–
Class F3[6]	39.25%	–	–	35.09%
Class I5	39.11%	11.55%	12.63%	–
Class P5	38.67%	11.26%	12.25%	–
Class R2[5]	38.24%	10.87%	11.95%	–
Class R3[5]	38.40%	11.00%	12.07%	–
Class R4[7]	38.79%	–	–	8.45%
Class R5[7]	39.11%	–	–	8.74%
Class R6[7]	39.20%	–	–	8.86%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Performance is at net asset value.

6    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 through July 31, 2018).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/18 – 7/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/18	7/31/18	2/1/18 - 7/31/18
Class A
Actual	$1,000.00	$1,180.40	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51
Class C
Actual	$1,000.00	$1,174.80	$8.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.56	$8.30
Class F
Actual	$1,000.00	$1,181.40	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.81
Class F3
Actual	$1,000.00	$1,182.70	$3.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$2.96
Class I
Actual	$1,000.00	$1,182.20	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.52	$3.31
Class P
Actual	$1,000.00	$1,180.10	$5.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$4.86
Class R2
Actual	$1,000.00	$1,178.50	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.31
Class R3
Actual	$1,000.00	$1,179.50	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$5.81
Class R4
Actual	$1,000.00	$1,180.90	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.56
Class R5
Actual	$1,000.00	$1,182.20	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.52	$3.31
Class R6
Actual	$1,000.00	$1,182.30	$3.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.66% for Class C, 0.76% for Class F, 0.59% for Class F3, 0.66% for Class I, 0.97% for Class P, 1.26% for Class R2, 1.16% for Class R3, 0.91% for Class R4, 0.66% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2018

Sector*	%**
Consumer Discretionary	17.45%
Energy	1.65%
Financials	9.91%
Health Care	23.23%
Industrials	15.11%
Information Technology	30.51%
Repurchase Agreement	2.14%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.70%

Aerospace & Defense 4.64%
Aerovironment, Inc.*	447,842	$32,966
Axon Enterprise, Inc.*	456,198	30,989
BWX Technologies, Inc.	161,781	10,639
Curtiss-Wright Corp.	129,808	17,268
Total		91,862

Air Freight & Logistics 1.62%
Atlas Air Worldwide Holdings, Inc.*	324,598	21,764
XPO Logistics, Inc.*	103,951	10,366
Total		32,130

Banks 5.95%
Cadence BanCorp	728,145	19,827
CenterState Bank Corp.	985,242	27,341
Texas Capital Bancshares, Inc.*	107,857	9,793
Webster Financial Corp.	294,396	18,997
Western Alliance Bancorp*	396,328	22,480
Wintrust Financial Corp.	218,520	19,171
Total		117,609

Biotechnology 12.88%
Agios Pharmaceuticals, Inc.*	270,584	23,381
Amicus Therapeutics, Inc.*	1,056,317	15,369
Audentes Therapeutics, Inc.*	376,783	14,186
Blueprint Medicines Corp.*	225,919	13,451
Exact Sciences Corp.*	343,607	20,084
FibroGen, Inc.*	366,226	23,109
Immunomedics, Inc.*	800,711	19,161
Loxo Oncology, Inc.*	169,766	28,451
Madrigal Pharmaceuticals, Inc.*	43,528	11,188
Myovant Sciences Ltd. (United Kingdom)*(a)	661,878	13,436
Sage Therapeutics, Inc.*	113,885	16,436
Sarepta Therapeutics, Inc.*	199,220	23,157
Spark Therapeutics, Inc.*	303,421	23,279
Ultragenyx Pharmaceutical, Inc.*	128,539	10,169
Total		254,857
Investments	Shares	Fair Value (000)
Building Products 1.21%
Trex Co., Inc.*	308,867	$24,011

Capital Markets 3.95%
Evercore, Inc. Class A	234,446	26,492
Hamilton Lane, Inc. Class A	579,257	28,366
Moelis & Co. Class A	367,417	23,368
Total		78,226

Communications Equipment 0.52%
Lumentum Holdings, Inc.*	195,553	10,218

Construction & Engineering 1.40%
MasTec, Inc.*	594,473	27,673

Diversified Consumer Services 5.06%
Chegg, Inc.*	1,206,195	33,411
Grand Canyon Education, Inc.*	320,876	37,392
Weight Watchers International, Inc.*	327,976	29,364
Total		100,167

Electrical Equipment 0.52%
Generac Holdings, Inc.*	191,776	10,308

Energy Equipment & Services 1.20%
Cactus, Inc. Class A*	728,056	23,822

Health Care Equipment & Supplies 6.84%
Glaukos Corp.*	510,536	21,243
Inogen, Inc.*	110,798	22,077
Insulet Corp.*	427,451	35,547
iRhythm Technologies, Inc.*	182,689	13,802
Penumbra, Inc.*	251,882	35,830
Tandem Diabetes Care, Inc.*	246,892	6,804
Total		135,303

Health Care Providers & Services 1.23%
HealthEquity, Inc.*	321,572	24,279

Health Care Technology 0.99%
Teladoc, Inc.*	328,464	19,659

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2018

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 3.20%
Planet Fitness, Inc. Class A*	933,632	$44,366
Scientific Games Corp. Class A*	392,439	18,857
Total		63,223

Household Durables 3.41%
LGI Homes, Inc.*	95,950	4,960
Roku, Inc.*	692,904	31,472
SodaStream International Ltd. (Israel)*(a)	354,565	30,953
Total		67,385

Information Technology Services 1.28%
EPAM Systems, Inc.*	194,348	25,306

Internet Software & Services 14.03%
2U, Inc.*	320,065	24,216
Cargurus, Inc.*	302,753	13,124
Cision Ltd.*	947,728	14,292
Coupa Software, Inc.*	425,484	26,086
Etsy, Inc.*	380,609	15,552
Five9, Inc.*	701,819	22,388
GrubHub, Inc.*	78,977	9,627
Mimecast Ltd.*	687,655	24,694
New Relic, Inc.*	229,644	22,436
Okta, Inc.*	437,463	21,720
Stamps.com, Inc.*	101,702	26,544
Trade Desk, Inc. (The) Class A*	272,242	22,956
Twilio, Inc. Class A*	416,723	24,124
Yext, Inc.*	461,459	9,755
Total		277,514

Machinery 2.34%
Chart Industries, Inc.*	160,781	12,555
Proto Labs, Inc.*	134,879	16,813
RBC Bearings, Inc.*	116,989	17,008
Total		46,376
Investments	Shares	Fair Value (000)
Media 2.76%
Live Nation Entertainment, Inc.*	265,510	$13,084
World Wrestling Entertainment, Inc. Class A	524,459	41,490
Total		54,574

Oil, Gas & Consumable Fuels 0.45%
GasLog Ltd. (Monaco)(a)	524,596	8,839

Pharmaceuticals 1.25%
GW Pharmaceuticals plc ADR*	183,007	24,719

Professional Services 1.58%
Insperity, Inc.	329,328	31,319

Semiconductors & Semiconductor Equipment 2.51%
Entegris, Inc.	239,782	8,429
Monolithic Power Systems, Inc.	234,723	31,143
Semtech Corp.*	210,795	10,002
Total		49,574

Software 12.13%
Appian Corp.*	309,356	9,615
Aspen Technology, Inc.*	179,349	17,180
Carbon Black, Inc.*	430,251	8,932
Everbridge, Inc.*	651,974	29,326
HubSpot, Inc.*	235,928	29,279
Paycom Software, Inc.*	201,789	21,440
Paylocity Holding Corp.*	262,188	15,207
Proofpoint, Inc.*	166,273	18,963
RingCentral, Inc. Class A*	340,477	25,110
Talend SA ADR*	286,484	16,946
Zendesk, Inc.*	353,450	19,252
Zscaler, Inc.*	623,281	22,008
Zuora, Inc. Class A*	273,135	6,700
Total		239,958

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2018

Investments	Shares	Fair Value (000)
Specialty Retail 1.56%
At Home Group, Inc.*	852,011	$30,902

Textiles, Apparel & Luxury Goods 1.43%
Canada Goose Holdings, Inc. (Canada)*(a)	493,411	28,337

Trading Companies & Distributors 1.76%
Air Lease Corp.	362,816	15,950
SiteOne Landscape Supply, Inc.*	211,700	18,875
Total		34,825
Total Common Stocks (cost $1,330,510,693)		1,932,975
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.14%

Repurchase Agreement
Repurchase Agreement dated 7/31/2018, 1.05% due 8/1/2018 with Fixed Income Clearing Corp. collateralized by $44,545,000 of U.S. Treasury Note at 1.875% due 1/31/2022; value: $43,177,335; proceeds: $42,329,544 (cost $42,328,310)	$42,328	$42,328
Total Investments in Securities 99.84% (cost $1,372,839,003)		1,975,303
Other Assets in Excess of Liabilities 0.16%		3,149
Net Assets 100.00%		$1,978,452

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2018

The following is a summary of the inputs used as of July 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,932,975	$–	$–	$1,932,975
Short-Term Investment
Repurchase Agreement	–	42,328	–	42,328
Total	$1,932,975	$42,328	$–	$1,975,303

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2018.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

July 31, 2018

ASSETS:
Investments in securities, at fair value (cost $1,372,839,003)	$1,975,302,607
Receivables:
Investment securities sold	34,910,313
Capital shares sold	2,318,213
Interest and dividends	18,019
Prepaid expenses and other assets	61,349
Total assets	2,012,610,501
LIABILITIES:
Payables:
Investment securities purchased	24,665,542
Capital shares reacquired	6,924,904
Management fee	900,517
12b-1 distribution plan	614,669
Directors’ fees	545,535
Fund administration	70,343
Accrued expenses	437,107
Total liabilities	34,158,617
NET ASSETS	$1,978,451,884
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,105,435,072
Accumulated net investment loss	(6,498,764)
Accumulated net realized gain on investments and foreign currency related transactions	277,051,972
Net unrealized appreciation on investments	602,463,604
Net Assets	$1,978,451,884

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2018

Net assets by class:
Class A Shares	$686,002,480
Class C Shares	$26,174,839
Class F Shares	$100,649,777
Class F3 Shares	$2,940,583
Class I Shares	$824,587,641
Class P Shares	$22,591,286
Class R2 Shares	$6,529,992
Class R3 Shares	$111,563,946
Class R4 Shares	$5,488,694
Class R5 Shares	$3,312,938
Class R6 Shares	$188,609,708
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	23,992,112
Class C Shares (35 million shares of common stock authorized, $.001 par value)	1,228,787
Class F Shares (40 million shares of common stock authorized, $.001 par value)	3,397,110
Class F3 Shares (50 million shares of common stock authorized, $.001 par value)	89,423
Class I Shares (200 million shares of common stock authorized, $.001 par value)	25,173,808
Class P Shares (30 million shares of common stock authorized, $.001 par value)	815,003
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	238,902
Class R3 Shares (50 million shares of common stock authorized, $.001 par value)	4,015,178
Class R4 Shares (30 million shares of common stock authorized, $.001 par value)	191,998
Class R5 Shares (30 million shares of common stock authorized, $.001 par value)	101,147
Class R6 Shares (50 million shares of common stock authorized, $.001 par value)	5,736,147
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$28.59
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$30.33
Class C Shares-Net asset value	$21.30
Class F Shares-Net asset value	$29.63
Class F3 Shares-Net asset value	$32.88
Class I Shares-Net asset value	$32.76
Class P Shares-Net asset value	$27.72
Class R2 Shares-Net asset value	$27.33
Class R3 Shares-Net asset value	$27.79
Class R4 Shares-Net asset value	$28.59
Class R5 Shares-Net asset value	$32.75
Class R6 Shares-Net asset value	$32.88

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2018

Investment income:
Dividends	$5,814,617
Interest and other	160,282
Total investment income	5,974,899
Expenses:
Management fee	9,867,770
12b-1 distribution plan-Class A	1,588,179
12b-1 distribution plan-Class B	3,628
12b-1 distribution plan-Class C	419,678
12b-1 distribution plan-Class F	107,927
12b-1 distribution plan-Class P	60,632
12b-1 distribution plan-Class R2	35,176
12b-1 distribution plan-Class R3	595,435
12b-1 distribution plan-Class R4	9,484
Shareholder servicing	1,826,397
Fund administration	769,422
Registration	170,191
Reports to shareholders	106,482
Professional	89,562
Custody	48,460
Directors’ fees	47,566
Other	90,338
Gross expenses	15,836,327
Expense reductions (See Note 8)	(22,150)
Net expenses	15,814,177
Net investment loss	(9,839,278)
Net realized and unrealized gain:
Net realized gain on investments	483,067,639
Net realized gain on foreign currency related transactions	852
Net change in unrealized appreciation/depreciation on investments	157,407,711
Net realized and unrealized gain	640,476,202
Net Increase in Net Assets Resulting From Operations	$630,636,924

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2018	For the Year Ended July 31, 2017
Operations:
Net investment loss	$(9,839,278)	$(6,354,676)
Net realized gain on investments and foreign currency related transactions	483,068,491	333,270,812
Net change in unrealized appreciation/depreciation on investments	157,407,711	(68,608,584)
Net increase in net assets resulting from operations	630,636,924	258,307,552
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	331,201,170	336,070,680
Cost of shares reacquired	(925,641,513)	(1,290,212,095)
Net decrease in net assets resulting from capital share transactions	(594,440,343)	(954,141,415)
Net increase (decrease) in net assets	36,196,581	(695,833,863)
NET ASSETS:
Beginning of year	$1,942,255,303	$2,638,089,166
End of year	$1,978,451,884	$1,942,255,303
Accumulated net investment loss	$(6,498,764)	$(5,626,262)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class A
7/31/2018	$20.61	$(0.15)	$ 8.13	$ 7.98	$ –
7/31/2017	18.26	(0.07)	2.42	2.35	–
7/31/2016	24.45	(0.12)	(4.22)	(4.34)	(1.85)
7/31/2015	24.37	(0.16)	4.54	4.38	(4.30)
7/31/2014	26.80	(0.23)	3.16	2.93	(5.36)

Class C
7/31/2018	15.49	(0.24)	6.05	5.81	–
7/31/2017	13.82	(0.16)	1.83	1.67	–
7/31/2016	19.17	(0.20)	(3.30)	(3.50)	(1.85)
7/31/2015	20.10	(0.26)	3.63	3.37	(4.30)
7/31/2014	23.06	(0.34)	2.74	2.40	(5.36)

Class F
7/31/2018	21.32	(0.12)	8.43	8.31	–
7/31/2017	18.86	(0.05)	2.51	2.46	–
7/31/2016	25.16	(0.10)	(4.35)	(4.45)	(1.85)
7/31/2015	24.92	(0.12)	4.66	4.54	(4.30)
7/31/2014	27.23	(0.17)	3.22	3.05	(5.36)

Class F3
7/31/2018	23.62	(0.09)	9.35	9.26	–
4/4/2017 to 7/31/2017(c)	22.09	(0.04)	1.57	1.53	–

Class I
7/31/2018	23.55	(0.10)	9.31	9.21	–
7/31/2017	20.81	(0.03)	2.77	2.74	–
7/31/2016	27.51	(0.08)	(4.77)	(4.85)	(1.85)
7/31/2015	26.85	(0.10)	5.06	4.96	(4.30)
7/31/2014	28.95	(0.15)	3.41	3.26	(5.36)

Class P
7/31/2018	19.99	(0.15)	7.88	7.73	–
7/31/2017	17.71	(0.07)	2.35	2.28	–
7/31/2016	23.78	(0.12)	(4.10)	(4.22)	(1.85)
7/31/2015	23.81	(0.16)	4.43	4.27	(4.30)
7/31/2014	26.27	(0.20)	3.10	2.90	(5.36)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment loss (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$28.59	38.72	0.93		(0.62)		$686,002	90
20.61	12.87	0.97		(0.39)		628,782	134
18.26	(18.13)	1.01		(0.65)		831,225	204
24.45	20.25	1.00		(0.66)		1,218,062	186
24.37	10.49	1.08		(0.87)		1,205,395	242

21.30	37.51	1.69		(1.37)		26,175	90
15.49	12.08	1.72		(1.14)		44,838	134
13.82	(18.79)	1.76		(1.41)		64,562	204
19.17	19.40	1.73		(1.39)		111,443	186
20.10	9.79	1.73		(1.53)		112,399	242

29.63	38.98	0.79		(0.48)		100,650	90
21.32	13.04	0.82		(0.25)		111,360	134
18.86	(18.05)	0.86		(0.52)		121,768	204
25.16	20.47	0.83		(0.47)		258,617	186
24.92	10.80	0.83		(0.63)		158,298	242

32.88	39.25	0.59		(0.31)		2,941	90
23.62	6.93 (d)	0.60	(e)	(0.50	)(e)	431	134

32.76	39.11	0.69		(0.37)		824,588	90
23.55	13.17	0.72		(0.14)		787,341	134
20.81	(17.96)	0.76		(0.41)		1,182,207	204
27.51	20.57	0.73		(0.39)		1,703,530	186
26.85	10.93	0.74		(0.53)		1,463,636	242

27.72	38.67	0.97		(0.66)		22,591	90
19.99	12.94	0.97		(0.40)		22,629	134
17.71	(18.18)	1.01		(0.66)		25,784	204
23.78	20.26	0.99		(0.68)		36,331	186
23.81	10.64	0.98		(0.78)		90,665	242

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class R2
7/31/2018	$19.77	$(0.23)	$ 7.79	$ 7.56	$ –
7/31/2017	17.58	(0.14)	2.33	2.19	–
7/31/2016	23.70	(0.18)	(4.09)	(4.27)	(1.85)
7/31/2015	23.81	(0.23)	4.42	4.19	(4.30)
7/31/2014	26.35	(0.29)	3.11	2.82	(5.36)

Class R3
7/31/2018	20.08	(0.20)	7.91	7.71	–
7/31/2017	17.83	(0.12)	2.37	2.25	–
7/31/2016	23.99	(0.16)	(4.15)	(4.31)	(1.85)
7/31/2015	24.03	(0.21)	4.47	4.26	(4.30)
7/31/2014	26.53	(0.27)	3.13	2.86	(5.36)

Class R4
7/31/2018	20.60	(0.15)	8.14	7.99	–
7/31/2017	18.25	(0.07)	2.42	2.35	–
7/31/2016	24.45	(0.10)	(4.25)	(4.35)	(1.85)
6/30/2015 to 7/31/2015(f)	24.40	(0.02)	0.07	0.05	–

Class R5
7/31/2018	23.55	(0.11)	9.31	9.20	–
7/31/2017	20.81	(0.03)	2.77	2.74	–
7/31/2016	27.50	(0.07)	(4.77)	(4.84)	(1.85)
6/30/2015 to 7/31/2015(f)	27.44	(0.01)	0.07	0.06	–

Class R6
7/31/2018	23.62	(0.08)	9.34	9.26	–
7/31/2017	20.85	(0.01)	2.78	2.77	–
7/31/2016	27.51	(0.04)	(4.77)	(4.81)	(1.85)
6/30/2015 to 7/31/2015(f)	27.44	(0.01)	0.08	0.07	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment loss (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$27.33	38.24	1.29		(0.97)		$6,530	90
19.77	12.52	1.32		(0.75)		6,275	134
17.58	(18.47)	1.36		(1.00)		10,212	204
23.70	19.88	1.33		(0.99)		13,747	186
23.81	10.22	1.33		(1.13)		14,855	242

27.79	38.40	1.19		(0.88)		111,564	90
20.08	12.62	1.22		(0.64)		131,974	134
17.83	(18.37)	1.26		(0.91)		197,382	204
23.99	19.95	1.23		(0.89)		302,163	186
24.03	10.40	1.23		(1.02)		293,384	242

28.59	38.79	0.93		(0.63)		5,489	90
20.60	12.88	0.95		(0.38)		3,053	134
18.25	(18.18)	0.97		(0.62)		626	204
24.45	0.20 (d)	0.92	(e)	(0.82	)(e)	22	186

32.75	39.11	0.68		(0.38)		3,313	90
23.55	13.17	0.71		(0.12)		2,520	134
20.81	(17.93)	0.70		(0.34)		1,006	204
27.50	0.22 (d)	0.71	(e)	(0.59	)(e)	10	186

32.88	39.20	0.59		(0.28)		188,610	90
23.62	13.29	0.60		(0.04)		202,128	134
20.85	(17.80)	0.60		(0.19)		200,641	204
27.51	0.26 (d)	0.59	(e)	(0.47	)(e)	10	186

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, I, F3, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. On April 25, 2018, the Fund’s remaining Class B shares converted to Class A shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2015 through July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when

Notes to Financial Statements (continued)

the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2018, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	(2)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2018:

Distributor Commissions	Dealers’ Concessions
$7,988	$43,875

Distributor received CDSCs of $380 and $298 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2018.

Other Related Parties

As of July 31, 2018, the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 10.57%.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

As of July 31, 2018, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$284,445,533
Total undistributed earnings	284,445,533
Temporary differences	$(6,498,764)
Unrealized gains – net	595,070,043
Total accumulated gains – net	$873,016,812

At the Fund’s election, certain losses incurred in the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $5,953,229 during fiscal year 2018.

As of July 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,380,232,564
Gross unrealized gain	613,023,672
Gross unrealized loss	(17,953,629)
Net unrealized security gain	$595,070,043

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$8,966,776	$(74,351)	$(8,892,425)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2018 were as follows:

Purchases	Sales
$1,698,303,874	$2,343,259,230

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended July 31, 2018, the Fund engaged in cross-trades purchases of $4,863,843 and sales of $5,201,114, which resulted in net realized gains of $1,691,206.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The

Notes to Financial Statements (continued)

following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$42,328,310	$–	$42,328,310
Total	$42,328,310	$–	$42,328,310

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$42,328,310	$–	$–	$(42,328,310)	$–
Total	$42,328,310	$–	$–	$(42,328,310)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2018.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the fiscal year ended July 31, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company

Notes to Financial Statements (continued)

(“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the fiscal year ended July 31, 2018, the Fund did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

During the fiscal year ended July 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks, especially over the short term. Small-cap companies may also have more limited product lines, markets or financial resources, and typically

Notes to Financial Statements (continued)

experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended July 31, 2018		Year Ended July 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,373,160	$58,946,469	4,151,810	$78,684,779
Converted from Class B*	36,662	821,902	63,531	1,220,981
Converted from Class C**	756,384	21,153,308	–	–
Shares reacquired	(9,685,238)	(230,766,911)	(19,232,482)	(363,572,168)
Decrease	(6,519,032)	$(149,845,232)	(15,017,141)	$(283,666,408)

Class B Shares
Shares sold	1,701	$32,097	21,443	$300,611
Shares reacquired	(12,599)	(228,946)	(71,749)	(1,010,339)
Converted to Class A*	(49,473)	(821,902)	(85,225)	(1,220,981)
Decrease	(60,371)	$(1,018,751)	(135,531)	$(1,930,709)

Class C Shares
Shares sold	33,526	$593,954	251,232	$3,553,577
Shares reacquired	(687,044)	(12,204,713)	(2,026,837)	(29,013,101)
Converted to Class A**	(1,013,069)	(21,153,308)	–	–
Decrease	(1,666,587)	$(32,764,067)	(1,775,605)	$(25,459,524)

Class F Shares
Shares sold	409,581	$10,216,990	1,537,424	$31,155,582
Shares reacquired	(2,234,840)	(56,536,343)	(2,770,864)	(53,718,821)
Decrease	(1,825,259)	$(46,319,353)	(1,233,440)	$(22,563,239)

Class F3 Shares(a)
Shares sold	100,561	$2,518,288	18,255	$430,984
Shares reacquired	(29,393)	(807,922)	–	(5)
Increase	71,168	$1,710,366	18,255	$430,979

Class I Shares
Shares sold	4,609,055	$132,891,508	3,433,521	$74,137,520
Shares reacquired	(12,865,987)	(346,914,175)	(26,808,444)	(580,678,008)
Decrease	(8,256,932)	$(214,022,667)	(23,374,923)	$(506,540,488)

Class P Shares
Shares sold	126,220	$3,242,323	106,099	$1,978,087
Shares reacquired	(443,412)	(10,112,850)	(430,135)	(7,903,544)
Decrease	(317,192)	$(6,870,527)	(324,036)	$(5,925,457)

Notes to Financial Statements (concluded)

		Year Ended July 31, 2018		Year Ended July 31, 2017
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	52,415	$1,294,580	67,623	$1,228,435
Shares reacquired	(130,900)	(2,893,267)	(331,257)	(5,966,404)
Decrease	(78,485)	$(1,598,687)	(263,634)	$(4,737,969)

Class R3 Shares
Shares sold	862,114	$20,864,598	1,249,546	$22,974,238
Shares reacquired	(3,419,925)	(79,600,262)	(5,745,698)	(106,382,273)
Decrease	(2,557,811)	$(58,735,664)	(4,496,152)	$(83,408,035)

Class R4 Shares
Shares sold	108,930	$2,810,875	148,504	$2,724,591
Shares reacquired	(65,111)	(1,624,148)	(34,591)	(656,753)
Increase	43,819	$1,186,727	113,913	$2,067,838

Class R5 Shares
Shares sold	48,781	$1,463,281	129,381	$2,744,969
Shares reacquired	(54,652)	(1,530,510)	(70,726)	(1,528,259)
Increase (decrease)	(5,871)	$(67,229)	58,655	$1,216,710

Class R6 Shares
Shares sold	3,394,486	$96,326,207	5,390,696	$116,157,307
Shares reacquired	(6,215,864)	(182,421,466)	(6,457,956)	(139,782,420)
Decrease	(2,821,378)	$(86,095,259)	(1,067,260)	$(23,625,113)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Lord Abbett Developing Growth Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

September 21, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President in 2018 and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, joined Lord Abbett in 1994.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2017	Partner and Director, joined Lord Abbett in 2001.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Pamela P. Chen (1978)	Vice President and Assistant Secretary	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012 – 2016).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005 – 2014).

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$44,000	$44,000
Audit-Related Fees {b}	- 0 -	0
Total audit and audit-related fees	$44,000	$44,000

Tax Fees {c}	7,475	7,748
All Other Fees	- 0 -	- 0 -

Total Fees	$51,475	$51,748

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2018 and 2017 were:

	Fiscal year ended:
	2018		2017
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 21, 2018

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 21, 2018

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 21, 2018